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                                                                               .
                                                                               .


                                                                   Exhibit 10.27


                    SCHEDULE OF OPTIONEES AND MATERIAL TERMS
                    OF AMENDED AND RESTATED OPTION AGREEMENTS


OPTIONEES                 SHARES          GRANT       EXPIRATION        EXERCISE
                                          DATE           DATE             PRICE
PATRICK M. FLYNN           15,000        2/1/2005      2/1/2010           34.00

ELDON D. DIETTERICK        12,000        2/1/2005      2/1/2010           34.00

RICHARD T. FREY             9,000        2/1/2005      2/1/2010           34.00

MARK DAUBERT                6,000        2/1/2005      2/1/2010           34.00

CARL V. KERSTETTER          3,000        2/1/2005      2/1/2010           34.00

CYNTHIA A. BARRON           6,000        2/1/2005      2/1/2010           34.00

CHRISTINE A. LIEBOLD        1,000        2/1/2005      2/1/2010           34.00

Note: The options vest in three equal annual installments, commencing on February 1, 2006.